[SUTHERLAND ASBILL & BRENNAN LLP]







                   CONSENT OF SUTHERLAND ASBILL & BRENNAN LLP


We consent to the reference to our firm in the prospectus included in Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for Security Life of Denver Separate Account L1 (File No. 333-34402). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.



                                            SUTHERLAND ASBILL & BRENNAN LLP



                                            By:       /s/ Kimberly J. Smith
                                                 --------------------------
                                                     Kimberly J. Smith



Washington, D.C.
April 27, 2000